PREPAYMENT, OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2011
PREPAYMENT, OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET

5. PREPAYMENT, OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET

Prepayment, other receivables and other current assets, net consisted of the following:

	December 31,
	2010	2011
Value-added tax recoverable	$3,545,351	$2,699,961
Prepayments and deposits to vendors	1,569,295	2,446,185
Interest receivable accrued on term deposits	3,467,954	2,279,268
Receivable from custodian to settle employees tax obligations related to RSUs	793,849	1,873,729
Prepaid income tax	1,313,746	1,557,321
Value-added tax refundable on export sales	3,934,001	812,379
Deposits for import value-added tax	1,774,816	148,391
Other prepaid expenses and other current assets	558,141	2,516,663
	$16,957,153	$14,333,897